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                                EXHIBIT (11)(b)


                              CONSENT OF COUNSEL


        We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made part of Post-Effective

Amendment No. 8 to the Registration Statement of the BB&T Mutual Funds Group on

Form N-1A under the Securities Act of 1933, as amended.


                                                ROPES & GRAY


Washington, D.C.
December 20, 1995